                                                                       EXHIBIT 5

                                                             Office Use Only: 02

                               [CUNA MUTUAL LIFE
                            INSURANCE COMPANY LOGO]
                           A Mutual Insurance Company
                    2000 Heritage Way - Waverly, Iowa 50677

                           FLEXIBLE PREMIUM DEFERRED
                                VARIABLE ANNUITY
                                   APPLICATION

                   CREDIT UNION NO.[ ] Check If Not Applicable

                                    REQUIRED

1. ANNUITANT / OWNER Must be age 85 or younger. If annuitant is under age 18 an owner must be named in Section 3a or 3b (19 in Nebraska).

Name___________________________________________________________________________
              First                  Middle                   Last

Address________________________________________________________________________

Address________________________________________________________________________

City_______________________________State_________________________ZIP____________

Gender:       [ ] Male [ ] Female
U.S. Citizen: [ ] Yes  [ ] No

SSN         -  -
    ________ __ _________

Date of Birth  ______  _____  __________
                Month   Day      Year

Day Phone_______________________________
             Including area code

                                    OPTIONAL

2.  CO-ANNUITANT/CO-OWNER NONQUALIFIED ONLY Check one.
[ ] CO-ANNUITANT Must be spouse of annuitant & age 85 or younger.
[ ] CO-OWNER Must be age 18 (19 in Nebraska) through age 85.
[ ] CO-ANNUITANT & CO-OWNER Must be spouse of annuitant & age 85 or younger.

Name___________________________________________________________________________
             First                  Middle                   Last
Address________________________________________________________________________

Address________________________________________________________________________

City_______________________________State_________________________ZIP____________

Relationship to Annuitant ________________________________

Gender:       [ ] Male [ ] Female
U.S. Citizen: [ ] Yes  [ ] No

SSN         -  -
    ________ __ _________

Date of Birth  ______  _____  __________
                Month   Day      Year

Day Phone_______________________________
             Including area code

                           OPTIONAL COMPLETE ONLY ONE

3a. OWNER-INDIVIDUAL NONQUALIFIED ONLY If other than annuitant/owner.
    Must be age 18 (19 in Nebraska) through age 85.

Name___________________________________________________________________________
             First                  Middle                   Last
Address________________________________________________________________________

Address________________________________________________________________________

City_______________________________State_________________________ZIP____________

Relationship to Annuitant __________________________

Gender:       [ ] Male [ ] Female
U.S. Citizen: [ ] Yes  [ ] No

SSN         -  -
    ________ __ _________

Date of Birth  ______  _____  __________
                Month   Day      Year

Day Phone__________________________
             Including area code

3b. OWNER-TRUST NONQUALIFIED ONLY Include a copy of the page(s) of the trust document which contains trust name, trust date, trustee name(s), investment authority, and signature(s); or use form 1919(CML) Trustee Certification.

Name of Trust___________________________________________________________________

ATTN ___________________________________________________________________________

Address________________________________________________________________________

Address________________________________________________________________________

City_______________________________State_________________________ZIP____________

Trustee Name(s)_________________________________________________________________

SSN         -  -
    ________ __ _________
or
EIN     -
   _____ ______________________

Date of Trust_______  _____ _______
              Month    Day   Year

3c. OWNER-CREDIT UNION 457(b); AND 457(f) PLANS ONLY

Name of Credit Union___________________________________________________________

ATTN____________________________________________________________________________

Address________________________________________________________________________

Address________________________________________________________________________

City_______________________________State_________________________ZIP____________

EIN     -
   _____ ______________________

____________________________________________________________________
       Title of Authorized Officer signing in Section 18

                                    REQUIRED

4. REPLACEMENT
Do you have any existing life insurance or annuities with our company or any other company? [ ] Yes [ ] No

Will this contract replace, discontinue or change any existing life insurance or annuities with our company or any other company? [ ] Yes [ ] No If Yes:
What Company?___________________________________________________________________
What Contract Number?___________________________________________________________

                                                             Office Use Only: 02

                                    REQUIRED

5. PLAN TYPE/TAX QUALIFICATION STATUS Check only one plan type.

[ ] Nonqualified               $________ Is this a 1035 Exchange? [ ] Yes [ ] No
Min. Total First Year: $5,000

                          ROLLOVER AMOUNT  TRANSFER AMOUNT  CURRENT YR CONTRIBUTION  PRIOR YR CONTRIBUTION   CONVERSION AMOUNT
                          ---------------  ---------------  -----------------------  ---------------------   -----------------
[ ] Traditional IRA                                                                                          Amount from Traditional
[ ] Roth IRA                                                     Year _______            Year _______          IRA to Roth IRA
[ ] SEP IRA                  $__________     $___________     $__________________     $_________________      $_______________
Min. Total First Year:
$2,000

                           CONTRIBUTION      TRANSFER
                             AMOUNT            AMOUNT                                     TOTAL INITIAL PURCHASE PAYMENT
[ ]403(b)(TSA)              $__________     $____________                                    $_____________________

Min. Total First Year:                                                                Total of dollar amounts in Section 5.
$2,000

Credit Unions only:        Contribution      Transfer
[ ]457(b)                    Amount            Amount                                THE INITIAL PURCHASE PAYMENT APPLIED WILL BE
[ ]457(f)                   $__________     $____________                            EQUAL TO THE ACTUAL AMOUNT RECEIVED BY CUNA
Min. Total First Year:                                                               MUTUAL LIFE INSURANCE COMPANY.
$2,000
                                                                                         MAKE CHECK PAYABLE TO CUNA MUTUAL LIFE
                                                                                                 INSURANCE COMPANY.

                                    OPTIONAL

6. FUTURE PURCHASE PAYMENTS Check only one billing type.

$__________________________(Min: $25 per billinq for Automatic & List Bill,
$100 for Direct Bill)

AUTOMATIC (ACH) - [ ] Monthly [ ] Quarterly [ ]Semiannually [ ] Annually Complete Section 15.

LIST BILL- [ ]Weekly [ ]Bi-weekly [ ]Semimonthly [ ] Monthly [ ]Quarterly [ ]Semiannually [ ]Annually
Complete Salary Reduction Agreement form 687A, and if not already on file, complete Employer List Bill Agreement form PA-7.

DIRECT BILL -[ ] Quarterly [ ]Semiannually [ ] Annually

                                    OPTIONAL

7. OPTIONAL DEATH BENEFIT(S)   Check one or both.

                                                          AVAILABLE IF MAX. ANNIVERARY AND/OR 3% ANN. GUARANTEE ARE SELECTED.

[ ] Maximum Anniversary Death Benefit                     [ ] Earnings Enhanced Death Benefit
[ ] 3% Annual Guarantee Death Benefit

(See prospectus. Optional death benefits are available at an additional charge.Annuitant's age on the contract issue date must be less than 76.)
================================================================================

                                    REQUIRED

8. PRIMARY BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

                                                                                   Relationship
Name______________________________________________________________________________ to Annuitant_____________________________
              First              Middle                   Last

Address___________________________________________________City___________________________ State _______________ ZIP ________

                                                                                   Relationship
Name______________________________________________________________________________ to Annuitant_____________________________
              First              Middle                   Last

Address___________________________________________________City___________________________ State _______________ ZIP ________

                                                                                   Relationship
Name______________________________________________________________________________ to Annuitant_____________________________
              First              Middle                   Last

Address___________________________________________________City___________________________ State _______________ ZIP ________

If naming a trust or to list more beneficiaries, use Section 16 or a separate signed and dated paper. When naming a trust, give trust name, trust date, and trustee name(s). DO NOT include fractions or percentages for even distribution of death proceeds. If no primary beneficiary is listed, the primary beneficiary will be the estate of the annuitant.

                                    Optional

9. CONTINGENT BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

                                                                                    Relationship
Name_______________________________________________________________________________ to Annuitant____________________________
              First               Middle                   Last

Address____________________________________________________City___________________________ State _______________ ZIP _______

                                                                                    Relationship
Name_______________________________________________________________________________ to Annuitant____________________________
              First               Middle                   Last

Address____________________________________________________City___________________________ State _______________ ZIP _______

                                                                                    Relationship
Name_______________________________________________________________________________ to Annuitant____________________________
              First               Middle                   Last

Address____________________________________________________City___________________________ State _______________ ZIP _______

If naming a trust or to list more beneficiaries, use Section 16 or a separate signed and dated paper. When naming a trust, give trust name, trust date, and trustee name(s).

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                                                             Office Use Only: 02

                          REQUIRED-COMPLETE 10a OR 10b

10a. PURCHASE PAYMENT ALLOCATION - MODEL        Check one. The $1,000 minimum
                                                dollar amount for fixed periods
                                                applies to models that include a
                                                fixed period.

CONSERVATIVE                     MODERATE               AGGRESSIVE
[ ] 3 - 6 Years              [ ] 3 - 6 Years         [ ] 3 - 6 Years

[ ] 7 - 14 Years             [ ] 7 - 14 Years        [ ] 7 - 14 Years

[ ] 15+ Years                [ ] 15+ Years           [ ] 15+ Years

   Model Allocation selections automatically include Annual Portfolio Rebalancing. Preservation Plus Program not available.

--------------------------------------------------------------------------------
               USE 'MODEL' ABOVE OR 'CUSTOMIZED' BELOW -- NOT BOTH
--------------------------------------------------------------------------------
10b. PURCHASE PAYMENT ALLOCATION - CUSTOMIZED

                          VARIABLE AND FIXED FUNDS                                DCA 1 YEAR FIXED PERIOD TRANSFERS**
--------------------------------------------------------------------------------  ------------------------------------
     (Whole %;minimum 1 % per subaccount or fixed period; minimum:$1,000 %;       (Whole %; minimum 1% per subaccount)
                                per fixed period)
___% Mid-Cap Stock                                                                ___% Mid-Cap Stock
___% Capital Appreciation Stock        ___%DCA 1 Year* ============>              ___% Capital Appreciation Stock
___% Growth A Income Stock               *Complete the DCA 1 Year Fixed Period    ___% Growth & Income Stock
___% Balanced                             Transfers section to the right. If not  ___% Balanced
___% Bond                                 completed, transfers will be            ___% Bond
___% Money Market                         automatically distributed to the Money  ___% Money Market
___% International Stock                  Market subaccount.                      ___% International Stock
___% Multi-Cap Growth Stock            ___% 1 Year                                ___% Multi-Cap Growth Stock
___% High Income                       ___% 3 year                                ___% High Income
___% Global Securites                  ___% 5 Year                                ___% Global Securites
                                       ___% 7 Year
                                       ___% 10 Year

=================== Must total 100% ========================================      ====== Must total 100% =========

**MONTHLY TRANSFERS WILL BEGIN 1 MONTH AFTER ALLOCATION TO THE DCA 1 YEAR FIXED PERIOD. (If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day.)

**TRANSFERS OF EQUAL MONTHLY AMOUNTS WILL DEPLETE THE DCA 1 YEAR FIXED AMOUNT. THE TRANSFERS WILL OCCUR AUTOMATICALLY FOR THE DURATION OF THE FIXED PERIOD ACCORDING TO THE SUBACCOUNTS SELECTED ABOVE: (The minimum monthly amount will be transfered. To transfer a larger amount complete the Dollar Cost Averaging form
- CLS-217. Additional transfers are allowed by request.)
===================================================================++===========
                                OPTIONAL-WITH 10b

11. PORTFOLIO REBALANCE PROGRAM Not applicable if purchase payments are allocated to a fixed period.

FREQUENCY                                 VARIABLE ACCOUNT ALLOCATED                REBALANCE ALLOCATION*
Check one:                       Check one:
                                                                                 ___% Mid-Cap Stock
[ ] Quarterly                        [ ] a. Transfer the value in my             ___% Capital Appreciation Stock
[ ] Semiannually                            subaccounts in proportion to my      ___% Growth & Income Stock
[ ] Annually                                purchase payment allocation          ___% Balanced
                                            schedule as indicated in Section     ___% Bond
 If frequency is not selected,              10b. above                           ___% Money Market
 transfer will occur quarterly.                                                  ___% International Stock
                                     [ ] b. Transfer the value in my             ___% Multi-Cap Growth Stock
                                            subaccounts as indicated to the      ___% High Income
                                             right.* =======================>    ___% Global Securites
                                                                                 ==== Whole %; must total 100% ===
                                     If neither is selected, a. will apply.

================================================================================
                                OPTIONAL-WITH 10b

12. PRESERVATION PLUS PROGRAM

I will participate in the Preservation Plus Program. I hereby authorize CUNA Mutual Life Insurance Company to allocate a portion of the initial purchase payment to the following fixed period: (Check one)

        [ ]1 Year  [ ]3 Year  [ ]5 Year  [ ]7 Year  [ ]10 Year

This portion will be the present value reflecting the guaranteed interest rate as of the contract issue date for the fixed period indicated. The difference between the initial purchase payment and the portion allocated to the fixed period will be allocated as indicated in Section 10b.

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                                                            Office Use Only : 02

                                    OPTIONAL

13. TELEPHONE/FAX/INTERNET AUTHORIZATION See the Telephone/Fax/Internet
                                         Authorization for details on what
                                         transactions can be done by
                                         telephone/fax/internet.

I understand that I will automatically have telephone/fax/internet authorization unless the following box is marked:

   [ ] I do NOT want telephone/fax/internet authorization

I understand that the representative(s) assigned to my contract will automatically have telephone/fax/internet authorization unless the following box is marked:

   [ ] I do NOT want the representative(s) assigned to my contract to have telephone/fax/internet authorization
================================================================================
                                    OPTIONAL

14. PROSPECTUS AND ANNUAL REPORTS E-MAIL AUTHORIZATION

[ ] I consent to receiving the prospectus, annual and semiannual reports online.
    I understand this will be in effect until I revoke it. I understand I can receive paper copies at any time by calling 1-800-798-5500. I understand I could incur outside costs by receiving documents online; but I will not be charged by CUNA Mutual Life Insurance Company. My e-mail address is:
    Owner's e-mail address: ____________________________________________________
    Co-owner's (if any) e-mail address
    if different than the owner:__________________________________________
           (THESE REPORTS ARE PDF FILES WHICH REQUIRE ADOBE READER.)
================================================================================
                                    OPTIONAL

15. AUTOMATIC PAYMENT PLAN AUTHORIZATION (ACH)

[ ] INITIAL PAYMENT: I hereby authorize a debit entry to my financial institution account indicated below. This is for my initial payment in the amount of $_____________________related credit entry to the CUNA Mutual Life Insurance Company account will occur.

[ ] FUTURE PAYMENTS: I authorize CUNA Mutual Life Insurance Company and the financial institution named below to initiate deductions or credits to my account by electronic funds transfer or paper draft. This authorization will remain in effect until revoked by me in writing or by telephone. Frequency:
    [ ] Monthly [ ]Quarterly [ ]Semiannually [ ] Annually Indicate the amount:
    $____________________ Indicate the _____________ (month) and_________(day:
    1-28 only) this should begin.

     (Deductions will occur on the first of the month unless another date is selected.)

    I understand I will receive quarterly statements for my variable annuity.

Financial Institution _______________ Routing Number ___________________________

Address______________________________ Account Number ___________________________

City________________ State___________ [ ] Share Draft/Checking (Attach blank voided check.)

Phone Number_________________________ [ ] Share Account/Savings (Only available for accounts accepting electronic
                                          transactions.)

Signature of Account Owner, if other than the Annuitant or Owner________________
================================================================================
                                    OPTIONAL

16. SPECIAL INSTRUCTIONS
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

================================================================================
                              HOME OFFICE USE ONLY

17. HOME OFFICE USE ONLY

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                                                             Office Use Only: 02

                                    REQUIRED

18. AGREEMENT

- I hereby represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

- I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the Company's rights or requirements.

- If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

- ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND SUBJECT TO FINES AND CONFINEMENT IN PRISON, DEPENDING ON STATE LAW. NOT APPLICABLE IN ______________________.

- I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

- I UNDERSTAND THAT AMOUNTS WITHDRAWN FROM THE FIXED ACCOUNT OPTION MAY BE ADJUSTED UPWARD OR DOWNWARD BASED ON A MARKET VALUE FORMULA.

-   I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

Signed at_________________________    ____________________________   ___________
         City             State       Signature of Annuitant/Owner      Date
                                      (Person Named in Section 1)

______________________________   _________  ______________________   ___________
  Signature of Co-Annuitant,        Date     Signature of Owner          Date
  Co-Owner, or Co-Annuitant                  (Person or Trustee(s)
  & Co-Owner (Person Named                   named in  Section 3a
          in Section 2)                      or 3b. Authorized
                                             Officer whose title
                                             is in Section 3c.)

                                    REQUIRED

19. AGENT SECTION

    To the best of your knowledge, will this contract replace, discontinue or change any existing life insurance or annuities? [ ] Yes [ ] No If yes, I hereby confirm:

    (1) That consideration has been given to product features, fees and charges.

    (2) That this replacement meets the Company's standards for replacement sales.

    (3) All required documents have been completed in compliance with applicable state regulations.

    (4) That the following sales material was used:_____________________________
        ________________________________________________________________________

COMPENSATION OPTION: [ ]1  [ ]2  [ ]3  [ ]4 (If an Option is not selected,
                                            Option 1 will apply.)

______  ____________________________________________   ________   ______________
 Date   Signature of Agent/Registered Representative    Rep ID     CBSI Rep ID

    If your Broker/Dealer is CUNA Brokerage Services, Inc., submit Application, VA Checklist, Account Application, MEMBER ID/Verfication, check (if any), and any additional forms to: CUNA BROKERAGE SERVICES, INC.
                                 2000 HERITAGE WAY
                                 WAVERLY, IA 50677

    For other Broker/Dealers, follow their process and use their forms for suitability submission.